Summary ProspectusOctober 26, 2009

T. Rowe Price GNMA, Inc.—PRGMX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2009, and Statement of Additional Information, dated October 1, 2009.

Investment Objective

The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in GNMA securities backed by the full faith and credit of the U.S. government.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.46%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.26%
Total annual fund operating expenses	0.66%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$67	$211	$368	$822

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 108.3% of the average value of its portfolio.

Principal investment Strategies The fund will normally invest at least 80% of its total assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the U.S. Department of Housing and Urban Development. These securities represent "pools" of mortgage loans that are guaranteed either by the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. Interest and principal payments from the underlying mortgages are passed through to investors.

GNMA guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply to the price of GNMA securities or the fund`s share price, both of which will fluctuate with market conditions.

Up to 20% of total assets can be invested in high-quality securities that are not backed by the full faith and credit of the U.S. government. These securities must have a credit rating of at least AA or the equivalent as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. Such securities may include, among others, corporate bonds, mortgage securities issued by government agencies not backed by the full faith and credit of the U.S. government, privately issued securities and derivatives.

There is no limit on the maturity of individual bonds in the fund`s portfolio or on the fund`s overall weighted average maturity, which will vary and can be influenced by the general level of interest rates, principal prepayments of GNMA and other mortgage-backed securities, and other factors.

In selecting securities, the portfolio manager may weigh the characteristics of various types of mortgage securities and examine yield relationships in the context of the outlook for interest rates and the economy. For example, if interest rates seem likely to fall, the portfolio manager may purchase mortgage securities expected to have below-average prepayment rates and allocate some assets to bonds or other securities that could appreciate in that environment.

The fund may sell holdings for a variety of reasons, such as to adjust a portfolio`s average maturity or to shift assets into and out of higher-yielding securities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Securities with longer maturities and funds with longer weighted average maturities generally have greater interest rate risk, although prices of GNMA securities typically do not rise as much as the prices of comparable bonds when interest rates decline.

Prepayment risk This is the risk that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, leading to the prepayment of mortgage-backed securities held by the fund. The fund would lose potential price appreciation and may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund`s income.

Extension risk This is the risk that during periods of rising interest rates, prepayments of the underlying mortgages will occur at a slower than expected rate, thereby lengthening the average life of the mortgage-backed securities and making them more volatile.

Credit risk This is the risk that an issuer of a debt security or counterparty to an over-the-counter derivative could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. The fund`s overall exposure to credit risk is relatively low because it invests primarily in securities backed by the U.S. government.

Liquidity risk This is the risk that the fund may not be able to sell a security timely or at desired prices.

Derivatives risk To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index.

The fund`s past performance (before and after taxes) are not necessarily an indication of future performance. All returns assume reinvestment of dividends and capital gains distributions.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

The fund`s return for the six months ended 6/30/09 was 2.97%.

Average Annual Total Returns
	Periods ended December 31, 2008
	1 year	5 years	10 years
GNMA Fund
Returns before taxes	5.62%	4.50%	5.23%
Returns after taxes on distributions	3.89	3.15	3.45
Returns after taxes on distributions and sale of fund shares	3.61	3.18	3.44
Barclays Capital U.S. GNMA Index	7.87	5.39	5.94
Lipper GNMA Funds Average	5.24	4.15	4.94

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Andrew McCormick is Chairman of the fund`s Investment Advisory Committee. Mr. McCormick has been chairman of the committee since 2008 and he joined T. Rowe Price in 2008.

Purchase and Sale of Fund Shares

The following shows the fund`s investment minimums for various types of accounts:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Accounts investing through Automatic Asset Builder	$0	$50
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	1,000	50
All other accounts	2,500	100

You may sell all or a portion of the shares in your account at any time by writing us, calling us, or accessing your account online. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

If you are purchasing fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary for trade deadlines and the applicable policies for purchasing, selling or exchanging your shares as well as initial and subsequent investment minimums.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund may pay third-party intermediaries, such as broker-dealers or banks, for performing shareholder and administrative services for underlying shareholders holding shares of the fund in accounts with the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the fund over another investment.

F70-045 10/26/09

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202